Property and equipment, net	12 Months Ended
Dec. 31, 2024
Property and equipment, net
Property and equipment, net

6. Property and equipment, net

Property and equipment, net consists of the following:

	As of
	December 31,	As of December 31,
	2023	2024	2024
	RMB	RMB	US$
Computer and transmission equipment	25,295,660	31,286,142	4,286,184
Furniture and office equipment	543,160	1,715,512	235,024
Leasehold improvements	24,306,234	27,530,407	3,771,650
Motor vehicles	816,103	816,103	111,806
Total property and equipment	50,961,157	61,348,164	8,404,664
Accumulated depreciation	(42,318,765)	(45,514,674)	(6,235,485)
Property and equipment, net	8,642,392	15,833,490	2,169,179

Depreciation expense was RMB4,393,055, RMB3,026,574 and RMB4,866,123 (US$666,656) for the years ended December 31, 2022, 2023 and 2024, respectively. Disposal of property and equipment resulted in gain of RMB2,678, in loss of RMB148,198 and in gain of RMB56,293 (US$7,712) in the years ended December 31, 2022, 2023 and 2024, respectively.